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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            PINNACLE HOLDINGS INC.
            (Exact name of registrant as specified in its charter)



              DELAWARE                                        65-0652634
      (State of incorporation                              (I.R.S. Employer
         or organization)                                 Identification No.)


  1549 RINGLING BOULEVARD, 3RD FLOOR
         SARASOTA, FLORIDA                                      34236
(Address of principal executive office)                       (zip code)


If this Form relates to the                If this Form relates to the
registration of a class of                 registration of a class of
securities pursuant to                     securities pursuant to
Section 12(b) of the Exchange              Section 12(g) of the Exchange Act
Act and is effective upon filing           and is effective pursuant to General
pursuant to General Instruction            Instruction A.(d), please check the
A.(c), please check the                    following box [X]
following box [ ]


Securities Act registration statement file number to which this form relates: 333-59297

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class            Name of each exchange on which
          to be so registered            each class is to be registered
                 NONE                                 NONE



Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, PAR VALUE $0.001 PER SHARE
                                (Title of class)
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                            PINNACLE HOLDINGS INC.

                INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        The description of the Registrant's Common Stock registered hereby is incorporated by reference to "Description of Capital Stock" in the Registrant's Form S-11 Registration Statement No. 333-59297, originally filed with the Securities and Exchange Commission on July 17, 1998, and as amended by Amendment No.1 filed with the Securities and Exchange Commission on July 27, 1998, by Amendment No.2 filed with the Securities and Exchange Commission on August 11, 1998 and as amended in any amendments to such Registration Statement filed subsequently to this registration statement, including any form of Prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

ITEM 2. EXHIBITS.

        The following exhibits are filed herewith:

        1 Specimen of stock certificate (incorporated herein by reference to Exhibit 4.3 to Amendment No.2 to the Registrant's Registration Statement on Form S-11 (File No. 333-59297)).

        2 Amended and Restated Certificate of Incorporation of the Company (incorporated herein by reference to Exhibit 3.1.1 to Form S-11 Registration Statement (File No. 333-59297)).

        3 Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Company (incorporated herein by reference to Exhibit 3.1.2 to Amendment No. 2 to the Registrant's Registration Statement of Form S-11 (File No. 333-59297)).

        4    Bylaws of the Company (incorporated herein by reference to Exhibit
             3.1.3 to the Form S-11 Registration Statement (File No. 333-
             59297)).

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                             PINNACLE HOLDINGS INC.



                             By: /s/ Steven Day
                                --------------------------------------
                                Steven Day, Chief Financial Officer,
                                Vice President and Secretary.


                            Date:      August 11, 1998

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